                                                                   Exhibit 10.10

                                 GRANT AGREEMENT

     THIS GRANT AGREEMENT (the "Agreement") is entered into this 1st day of March, 2007 by and among The Talbots, Inc., a Delaware corporation ("Talbots"), The J. Jill Group, Inc., a Delaware corporation (as successor corporation by merger) ("J. Jill"), and John Fiske (the "Executive").

     WHEREAS, pursuant to a merger agreement dated as of February 5, 2006, Talbots on May 3, 2006 acquired J. Jill ("Merger") and J. Jill has become a wholly-owned subsidiary of Talbots; and

     WHEREAS, the Executive is a party to (i) a Change in Control Severance Agreement with J. Jill dated as of December 21, 2005 ("Change in Control Agreement"), (ii) a Severance Agreement with J. Jill dated as of December 21, 2005 ("Severance Agreement"), (iii) a letter agreement with Talbots dated May 4, 2006 and (iv) a letter agreement with Talbots dated January 11, 2007 (collectively, as any of the foregoing may have been amended, replaced or supplemented up through the date hereof, the "Prior Agreements"); and

     WHEREAS, the closing and consummation of the Merger has been completed and each of the Executive, J. Jill and Talbots wish to enter into this agreement providing for the grant of Talbots restricted stock to the Executive;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings set forth below, the parties agree as follows:

     1. Appointment. The Executive has been appointed to the position of Senior Vice President, Human Resources for Talbots, effective April 1, 2007. This position represents a promotion from your current position and, in this position, you will be an "executive officer" of Talbots.

     2. Grant Restricted Stock. In order to induce the Executive to accept such position and perform such position to the best of his ability, and as additional compensation for the services to be performed by the Executive in the position set forth in paragraph 1 above, the Compensation Committee of Talbots will grant to the Executive, on April 2, 2007 (the "grant date"), the number of shares of restricted common stock of Talbots, $0.01 par value, equal to a total value of $598,125 (determined using the closing price of Talbots common stock on April 2, 2007) under the terms of a Restricted Stock Agreement to be executed by the parties on or immediately following April 2, 2007 in the form attached as Exhibit A ("Restricted Stock Agreement"). Pursuant to the terms of the Restricted Stock
     Agreement, the restricted common stock will vest 24 months from the grant date (on April 2, 2009) and will automatically vest upon any earlier termination of employment by the Company without "Cause" or by the Executive for "Good Reason" or if the Executive's employment terminates by reason of disability or death, all in accordance with the terms of the Restricted Stock Agreement.

     3. Termination of Prior Agreements. The Executive agrees that each of the Prior Agreements is hereby terminated and of no further effect.

     4. Release Agreement. Simultaneously herewith and effective as of the date hereof, and as a condition to receiving the restricted stock grant referred to above, the Executive agrees to execute and deliver to J. Jill and Talbots the form of release attached as Exhibit B.

     5. Miscellaneous; At Will Employment. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and by an authorized officer of each of the other parties. No waiver by any party at any time of any breach by any other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws. Nothing in this Agreement shall not be construed as creating an express or implied contract of employment and employment shall continue to be at will.

     6. Notices. For the purpose of this Agreement, notices under this Agreement shall be in writing and shall be deemed to have been given when personally delivered or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective parties at the addresses set forth below, or to such other address as any party may have furnished to the other parties in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt.

     To Talbots or J. Jill:

     The Talbots, Inc.
     211 South Ridge Street
     Rye Brook, NY 10573
     Attention: Executive Vice President, Legal and Real Estate, and Secretary

     To the Executive:

     John Fiske
     [Home Address]

     7. Entire Agreement. This Agreement including the Exhibits hereto constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, written or oral, of or between any of the parties concerning such subject matter.

     8. Successors. This Agreement shall inure to the benefit of and be enforceable by each party's legal representatives, executors, administrators, successors, heirs and assigns.

     9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which together will constitute one and the same instrument.

     10. Confidentiality and Non-Disclosure. The Executive agrees to keep confidential the fact of the grant to the Executive of the shares of restricted common stock covered by the Restricted Stock Agreement as well as the terms of the Restricted Stock Agreement and shall not disclose any of the foregoing to any other person, except only to immediate family members and such legal representatives of the Executive who have a need to know, in each case provided such persons shall agree to and does maintain such confidentiality. The foregoing confidentiality obligation of the Executive shall not apply to any such information to the extent it has been (and only from and after it has been) publicly disseminated by the Company without breach by the Executive.

          IN WITNESS WHEREOF, the parties have executed this Grant Agreement as of the date first above written.

                                        THE TALBOTS, INC.


                                        By: /s/ Stuart M. Stolper
                                            ------------------------------------
                                            Stuart M. Stolper
                                            Senior Vice President,
                                            Human Resources


                                        THE J. JILL GROUP, INC.


                                        By: /s/ Richard T. O'Connell, Jr.
                                            ------------------------------------
                                            Richard T. O'Connell, Jr.
                                            Senior Vice President,
                                            Legal and Real Estate


                                        EXECUTIVE:


                                        /s/ John Fiske
                                        ----------------------------------------
                                         John Fiske

                                    EXHIBIT A

                                THE TALBOTS, INC.

                    2003 EXECUTIVE STOCK BASED INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

                                                                   April 2, 2007

The Talbots, Inc.
One Talbots Drive
Hingham, Massachusetts 02043

     The undersigned acknowledges receipt from The Talbots, Inc. (the "Company" or "Talbots") of (i) this Restricted Stock Agreement providing the terms and conditions of a grant of restricted stock made on April 2, 2007 under the 2003 Executive Stock Based Incentive Plan (the "Plan"), and (ii) a copy of the Plan.

     The restricted stock grant (the "Award") is for 24,860 shares of Common Stock of the Company, $.01 par value (the "Restricted Stock").

     The amount of $248.60 in full payment of the purchase price for each share of Restricted Stock (being $.01 per share) has been paid by the Company on behalf of the undersigned, as additional compensation to the undersigned.

     In consideration of the Company's accepting this Agreement and delivering the shares of Restricted Stock provided for herein, the undersigned hereby agrees with the Company as follows:

     1. Restricted Period.

     (a) No Transfer of Shares. During the period of time that any shares of Restricted Stock are unvested as set forth in paragraphs 1(b) below (the "Restricted Period"), such unvested shares shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or as provided in this Agreement.

     (b) Vesting Period. Except as otherwise provided below, the Restricted Stock subject to the Award shall vest on April 2, 2009.

     2. The Company will have the option to repurchase the Restricted Stock that has not yet vested at a price of $.01 per share, which price may be amended from time to time by the Compensation Committee of Talbots (the "Committee") at its discretion. Such option will be exercisable with respect to such unvested shares of Restricted Stock (i) if the undersigned's continuous employment for Talbots or an Affiliate (as such term is defined below) shall terminate for any reason, except solely by reason of a period of Related Employment (as such term is defined in the Plan), or except as otherwise provided in paragraph 3 hereof, prior to the expiration of the Restricted Period with respect to such unvested shares of Restricted Stock, and (ii) if, on or prior to the expiration of the Restricted Period with respect to such unvested shares of Restricted Stock or the earlier lapse of this repurchase option with respect to such unvested shares of Restricted Stock, the undersigned has not paid to Talbots an amount equal to any federal, state, local or foreign income or other taxes which Talbots determines is required to be withheld in respect of such shares. Any attempt by the undersigned to dispose of any unvested Restricted Stock in contravention of the foregoing repurchase option of Talbots shall be null and void and without effect. If Talbots' repurchase option is not exercised by Talbots with respect to any unvested shares of Restricted Stock within one hundred twenty (120) days after the later of the date the undersigned is finally removed from the payroll of Talbots or its Affiliates or any later effective date of employment termination (in each case, including any period of challenge or appeal by the undersigned), such option shall terminate and be of no further force and effect.

     For purposes of this Agreement, "Affiliates" means all direct or indirect subsidiaries of Talbots, including without limitation The J. Jill Group, Inc., as well as any other entity which is directly or indirectly controlled by Talbots.

     3. Death or Disability; Termination without Cause or for Good Reason.

     (a) If the undersigned has been in continuous employment for Talbots or an Affiliate since the date on which the Award was granted, and while in such employment, the undersigned dies, or terminates such employment by reason of disability (as such term is defined in Paragraph 12 of the Plan), and any of such events shall occur prior to the end of the Restricted Period with respect to any unvested Restricted Stock, the Committee shall immediately cancel the repurchase option described in paragraph 2 hereof and any and all other restrictions on any or all of the unvested Restricted Stock subject to the Award; and such shares shall no longer be subject to the restrictions hereunder and shall be deemed vested.

     (b) In the event that the undersigned's employment is terminated by Talbots or by an Affiliate without Cause (as defined below), or in the event that the undersigned terminates his employment with Talbots or an Affiliate for Good Reason (as defined below), in each case prior to the end of the Restricted Period with respect to any unvested Restricted Stock, the repurchase option described in paragraph 2 shall be deemed cancelled and any unvested Restricted Stock shall be deemed vested.

          "Cause" shall mean (i) the willful and continued failure by the undersigned to substantially perform the undersigned's duties with Talbots or with an Affiliate (other than any such failure resulting from the undersigned's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the undersigned, which demand specifically identifies the manner in which the undersigned has not substantially performed the undersigned's duties, or (ii) the willful engaging by the undersigned in conduct which is demonstrably and materially injurious to Talbots or an Affiliate, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the undersigned's part shall be deemed willful unless done, or omitted to be done, by the undersigned not in good faith and without reasonable belief that the undersigned's act, or failure to act, was in the best interest of Talbots or an Affiliate.

          "Good Reason" shall mean the executive's voluntary termination of employment by written notice to Talbots (Chief Executive Officer) given not less than 10 days after the occurrence of any one or more of the following events without the executive's consent (which is not cured within 30 days after written notice by the executive to Talbots referencing this section):

               (i)  a reduction in base annual salary below $325,000; or

               (ii) a material reduction after the date hereof in the
                    Executive's individual target participation rate (currently 33%) under the Company's MIP (bonus) plan or in the Executive's aggregate employee welfare benefits, unless a similar reduction to such participation rate or to such aggregate welfare benefits (as the case may be) is generally applicable to other executives of Talbots at the level of senior vice president; or

               (iii) assignment of duties by Talbots to the executive after the date hereof which are inconsistent with the duties of a senior vice president of Talbots; or

               (iv) a reduction in the title of the executive after the date hereof to a title below senior vice president; or

               (v) Talbots requiring the executive's principal place of business to be at an office located more than 25 miles from Hingham, Massachusetts, except for required travel on Talbots business.

     4. Issuance and Repurchase of Restricted Stock.

     Each certificate for Restricted Stock issued pursuant to the Award shall be deposited by the undersigned with Talbots, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. If Talbots chooses to exercise its option to repurchase unvested Restricted Stock as described in paragraph 2 hereof, title to such shares shall be deemed transferred to Talbots without further action by the undersigned. Contemporaneously with such transfer of title to such shares Talbots, Talbots shall pay to the undersigned, or in the event of his or her death, his or her personal representative, as the case may be, the $0.01 per share purchase price for such shares of repurchased Restricted Stock.

     5. Certificates.

     (a) The undersigned acknowledges that all certificates evidencing shares of Restricted Stock of Talbots issued pursuant to the Award and this Agreement shall bear a restrictive legend as follows:

               "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE PARTLY PAID AND ARE SUBJECT TO (i) RESTRICTIONS ON TRANSFER AND (ii) A REPURCHASE OPTION OF THE TALBOTS, INC. UNDER CERTAIN CIRCUMSTANCES, PURSUANT TO THE PROVISIONS OF THE TALBOTS, INC. 2003 EXECUTIVE STOCK BASED INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT DATED AS OF APRIL 2, 2007 BY AND BETWEEN JOHN FISKE AND THE TALBOTS, INC. THE PLAN AND THE AGREEMENT ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE TALBOTS, INC."

          (Place date stamp)

     (b) The undersigned acknowledges that the certificate evidencing the shares of Restricted Stock delivered pursuant to this Agreement may be issued in several denominations. The date appearing immediately below the legend on each stock certificate will be the date on which shares represented by such certificate are scheduled to become free of the restrictions as set forth in paragraph 1(b) above, subject to all of the other terms and conditions of this Agreement.

     6. Restriction.

     The undersigned understands that Talbots has filed with the Securities and Exchange Commission a Form S-8 registration statement under the Securities Act of 1933 with respect to the Plan and the shares covered by this Agreement. The undersigned understands that once shares have become free of restrictions, new certificates will be issued by Talbots transfer agent not containing the legend provided for in paragraph 5 hereof, and that the undersigned will be free to sell the shares of Common Stock evidenced by such certificates not bearing such legend, subject to applicable requirements of federal and state securities laws and the requirements of this Agreement. The undersigned agrees that any such sales will be effected by means of a broker's transaction using the facilities of the New York Stock Exchange (where the Common Stock of Talbots is listed). Talbots will endeavor to keep such registration statement effective to permit such sale, but in the event Talbots notifies the undersigned that such registration statement is not then effective, the undersigned agrees to refrain from sales of shares of Common

Stock until such time as Talbots advises him or her that such registration statement has become effective.

     7. Rights with Respect to Shares.

     The undersigned shall have, after issuance of a certificate for the number of shares of Restricted Stock awarded and prior to the expiration of any Restricted Period (or the earlier repurchase of unvested shares of Restricted Stock by the Company), the right to vote the same and to receive dividends or other distributions made or paid with respect to such Restricted Stock, subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Agreement and the Plan.

     8. Subject to Terms of the Plan.

     This Agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be final and conclusive.

     9. Trading Black Out Periods.

     By entering into this Agreement the undersigned expressly agrees that: (i) during all periods of employment of the undersigned with Talbots or its Affiliates, or otherwise while the undersigned is otherwise maintained on the payroll of Talbots or its Affiliates, the undersigned shall abide by all trading "black out" periods with respect to purchases or sales of Talbots stock or exercises of stock options for Talbots stock established from time to time by Talbots ("Trading Black Out Periods") and (ii) upon cessation or termination of employment with Talbots or its Affiliates for any reason, the undersigned agrees that for a period of six (6) months following the effective date of any termination of employment or, if later, for a period or six (6) months following the date of which the undersigned is no longer on the payroll of Talbots or its Affiliates, the undersigned shall continue to abide by all such Trading Black Out Periods established from time to time by Talbots.

     10. Confidentiality and Non-Disclosure.

     The undersigned agrees to keep confidential the fact of the grant to the undersigned of the shares of Restricted Stock covered by this Agreement as well as the terms of this Agreement, and not to disclose any of the foregoing to any other person, except only to immediate family members and such legal representatives of the undersigned who have a need to know, in each case provided such persons agree to and do maintain such confidentiality. Breach of this confidentiality obligation shall give rise to the right to the exercise of the repurchase option under paragraph 2 above with respect to all unvested Restricted Stock, in addition to all other rights, remedies and relief in favor of Talbots. The foregoing confidentiality obligation of the Executive shall not apply to any such information to the extent it has been (and only from and after it has been) publicly disseminated by the Company without breach by the Executive.

     11. Change in Control.

     All other restrictions on any then outstanding Restricted Stock shall lapse upon a Change in Control Event (as such term is defined in the Plan) of Talbots.


                                        Executive:
                                                   -----------------------------
                                                   John Fiske


Agreed:

THE TALBOTS, INC.


By:
    ---------------------------------
Richard T. O'Connell, Jr.
Executive Vice President,
Legal and Real Estate

                                    EXHIBIT B

                    GENERAL RELEASE AND WAIVER OF ALL CLAIMS
 (INCLUDING AGE DISCRIMINATION IN EMPLOYMENT ACT CLAIMS AND SECTION 1542 OF THE
                  CIVIL CODE OF THE STATE OF CALIFORNIA CLAIMS)

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, John Fiske (the "Executive") for himself and for his heirs, executors, estates, agents, representatives, attorneys, insurers, successors and assigns (collectively, the "Releasors"), hereby voluntarily releases and forever discharges each of The Talbots, Inc., a Delaware corporation ("Talbots") and The
J. Jill Group, Inc., a Delaware corporation (as successor by merger (the "Merger") effective as of May 3, 2006) ("J. Jill") and each of their respective subsidiaries (direct and indirect), affiliates, related companies, divisions, and predecessor and successor companies, and each of their respective present, former and future shareholders, officers, directors, employees, agents, representatives, attorneys, insurers, heirs, successors and assigns in their capacities as such (all of the foregoing collectively referred to as the "Releasees"), from all actions, causes of action, suits, debts, sums of money, accounts, covenants, contracts, agreements, promises, damages, judgments, demands and claims which the Releasors ever had, or now have, or hereafter can, shall or may have, for, upon or by any reason of any matter or cause whatsoever arising from the beginning of the world to date of the execution of this Release and Waiver, whether known or unknown, in law or equity, whether statutory or common law, whether federal, state, local or otherwise, including but not limited to claims arising out of or in any way related to the Executive's employment by J. Jill (including his hiring), or any related matters (including but not limited to claims, if any, arising under the Age Discrimination in Employment Act of 1967, as amended, the Civil Rights Act of 1866, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, as amended, the Americans With Disabilities Act of 1990, as amended, the Family and Medical Leave Act of 1993, the Immigration Reform and Control Act of 1986, the Massachusetts Law Against Discrimination (Mass. Gen. Laws ch. 151B Section 1 et seq.), the Massachusetts Payment of Wages Act, the Massachusetts Civil and Equal Rights Acts, and federal or Massachusetts laws, statutes and regulations, including common or constitutional law).

The Executive represents and warrants that the Executive knowingly and voluntarily waives all rights or claims arising prior to the Executive's execution of this Release and Waiver that the Executive may have against the Releasees, or any of them, to receive any payment, benefit or remedial relief as a consequence of an action brought on the Executive's behalf in any state or federal agency and/or as a consequence of any litigation concerning any facts alleged in any such action.

The Executive waives and relinquishes all rights and benefits afforded by
Section 1542 of the Civil Code of the State of California, and does so understanding and acknowledging the significance of such specific waiver of
Section 1542. Section 1542 of the Civil Code of the State of California states as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

The Executive expressly waives and relinquishes all rights and benefits under that section and under any law of any jurisdiction of similar effect with respect to the Executive's release of any unknown or suspected claims the Executive may have against the Releasees.

The Executive further represents that:

(A) THE COMPANY HAS ADVISED THE EXECUTIVE TO CONSULT WITH AN ATTORNEY OF THE EXECUTIVE'S CHOOSING CONCERNING THE RIGHTS WAIVED IN THIS RELEASE AND WAIVER. THE EXECUTIVE HAS CAREFULLY READ AND FULLY UNDERSTANDS THIS RELEASE AND WAIVER, AND IS VOLUNTARILY ENTERING INTO THIS RELEASE AND WAIVER.

(B) THE EXECUTIVE UNDERSTANDS THAT THE EXECUTIVE HAS 21 DAYS TO REVIEW THIS RELEASE AND WAIVER PRIOR TO ITS EXECUTION. IF AT ANY TIME PRIOR TO THE END OF THE 21 DAY PERIOD, THE EXECUTIVE EXECUTES THIS RELEASE AND WAIVER, THE EXECUTIVE ACKNOWLEDGES THAT SUCH EARLY EXECUTION IS A KNOWING AND VOLUNTARY WAIVER OF THE EXECUTIVE'S RIGHT TO CONSIDER THIS RELEASE AND WAIVER FOR AT LEAST 21 DAYS AND IS DUE TO THE EXECUTIVE'S BELIEF THAT THE EXECUTIVE HAS HAD AMPLE TIME IN WHICH TO CONSIDER AND UNDERSTAND THIS RELEASE AND WAIVER AND IN WHICH TO REVIEW THIS RELEASE AND WAIVER WITH AN ATTORNEY.

(C) THE EXECUTIVE UNDERSTANDS THAT, FOR A PERIOD OF SEVEN DAYS AFTER THE EXECUTIVE HAS EXECUTED THIS RELEASE AND WAIVER, THE EXECUTIVE MAY REVOKE THIS RELEASE AND WAIVER BY GIVING NOTICE IN WRITING OF SUCH REVOCATION TO TALBOTS AND
J. JILL IN ACCORDANCE WITH PARAGRAPH 6 OF THE GRANT AGREEMENT DATED AS OF MARCH 1, 2007 WITH TALBOTS ("GRANT AGREEMENT"). IF AT ANY TIME AFTER THE END OF THE SEVEN-DAY PERIOD THE EXECUTIVE ACCEPTS ANY OF THE PAYMENTS OR BENEFITS PROVIDED DESCRIBED IN PARAGRAPH 1 OR 2 OF THE GRANT AGREEMENT, SUCH ACCEPTANCE WILL CONSTITUTE AN ADMISSION BY THE EXECUTIVE THAT THE EXECUTIVE DID NOT REVOKE THIS RELEASE AND WAIVER DURING THE REVOCATION PERIOD AND WILL FURTHER CONSTITUTE AN ADMISSION BY THE EXECUTIVE THAT THIS RELEASE AND WAIVER HAS BECOME EFFECTIVE AND ENFORCEABLE.

(D) THE EXECUTIVE UNDERSTANDS THE EFFECT OF THIS RELEASE AND WAIVER AND THAT THE EXECUTIVE GIVES UP ANY RIGHTS THE EXECUTIVE MAY HAVE, IN PARTICULAR BUT WITHOUT LIMITATION, UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT, SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA AND THE MASSACHUSETTS LAW AGAINST DISCRIMINATION (MASS. GEN. LAWS CH. 151B SECTION 1 ET SEQ.).

Signed and sealed this 1st day of March, 2007.

PLEASE NOTE THAT YOU MAY REVOKE THIS RELEASE AND WAIVER WITHIN 7 DAYS OF SIGNING, IN WHICH CASE THIS RELEASE AND WAIVER SHALL BE VOID AND NEITHER TALBOTS OR J. JILL WILL HAVE ANY OBLIGATIONS UNDER THE GRANT AGREEMENT AND ALL BENEFITS AND RIGHTS OF THE EXECUTIVE UNDER THE GRANT AGREEMENT AND THE AGREEMENTS AND BENEFITS PROVIDED FOR OR REFERRED TO IN PARAGRAPHS 1 AND 2 OF THE GRANT AGREEMENT SHALL BE VOID AND OF NO EFFECT.

                                        ----------------------------------------
                                        Executive: John Fiske

Witness:


-------------------------------------
Name: